Forward Looking Statements Forward Looking Statements   Certain information contained in this Presentation (together with oral statements made in connection herewith, this “Presentation”) may include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to future operations of Eagle Financial Services, Inc. (the “Company,” “we,” “us,” or “our”) and are generally identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “believe,” “seek,” “anticipate,” “target,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of operating and financial measures or metrics and projections of growth, market opportunity and market share. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are not intended to serve as, and must not be relied on by any prospective or current investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, are beyond the control of the Company and will differ from assumptions. These forward looking statements are subject to a number of risks and uncertainties. Factors that could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to: changes in interest rates and general economic conditions; the effects of the COVID-19 pandemic, including on the Company’s credit quality and business operations, as well as its impact on general economic and financial market conditions; the legislative and regulatory climate; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and Federal Reserve; the quality or composition of the Company’s loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in the Company's market area; acquisitions and dispositions; the Company’s ability to keep pace with new technologies; a failure in or breach of the Company’s operational or security systems or infrastructure, or those of third-party vendors or other service providers, including as a result of cyber-attacks; the Company’s capital and liquidity requirements; changes in tax and accounting rules, principles, policies and guidelines; and other factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other filings with the Securities and Exchange Commission.   If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company is not aware of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Presentation. The Company anticipates that subsequent events and developments will cause its assessments to change; however, the Company has no obligation to update these forward looking statements, unless required by law. Accordingly, you should not place undue reliance upon any such forward-looking statements in this Presentation when deciding whether to make any investment in the Company.   The Company has no obligation to update this Presentation. Although all information included in this Presentation was obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your investment in the Company. Use of Projections; Financial Information; Non-GAAP Financial Measures   This Presentation contains projected operating and financial information with respect to the Company. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected operating and financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected operating and financial information. See the disclosures under the heading “Forward-Looking Statements” above. The inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved, if at all. The independent auditors of the Company have not audited, reviewed, compiled or performed any procedures with respect to the projected operating or financial information for the purpose of their inclusion in this Presentation, and accordingly, they express no opinion and provide other form of assurance with respect thereto for the purpose of this Presentation.   This Presentation contains certain non-GAAP financial measures including, without limitation, Pre tax pre provision income, core net income, core pre tax pre provision income, core efficiency ratio, tangible assets, tangible common equity, tangible book value per share, tangible common equity to tangible assets, average tangible common equity, core efficiency ratio, return on tangible common equity, core return on average assets, core return on average tangible common equity, and pre tax pre provision return on average assets. Our management uses these non-GAAP financial measures in its analysis of our performance. We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these measures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. A reconciliation of such non-GAAP financial measures to the most closely related GAAP financial measures is included in the Appendix to this Presentation.   Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs.   Industry and Market Data   This Presentation includes estimates regarding market and industry data. Unless otherwise indicated, information concerning our industry and the markets in which we operate, including our general expectations, market position, market opportunity, and market size, are based on our management’s knowledge and experience in the markets in which we operate, together with currently available information obtained from various sources, including publicly available information, industry reports and publications, surveys, our clients, trade and business organizations and other contacts in the markets in which we operate. Certain information is based on management estimates, which have been derived from third-party sources, as well as data from our internal research. In presenting this information, we have made certain assumptions that we believe to be reasonable based on such data and other similar sources and on our knowledge of, and our experience to date in, the markets in which we operate. While we believe the estimated market and industry data included in this Presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise.     Trademarks and Trade Names   The Company owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights to these trademarks, service marks and trade names under applicable law. Other service marks, trademarks and trade names referred to in this Presentation, if any, are the property of their respective owners.

Table of Contents Introduction Detailed Financial Review Appendix

1. Introduction

Company Overview The EFSI Story 2024 Q3 Financial Highlights WASHINGTON DC Arlington Annapolis Baltimore MARYLAND 95 81 EFSI Branches (13) EFSI LPO (2) VIRGINIA Berryville Winchester Eagle Financial Services, Inc., operating as Bank of Clarke, was established over 140 years ago Commercial focused banking institution operating in several of the country’s most attractive markets Deep management team with experience running larger financial institutions Diversified revenue sources with wealth management and marine finance Source: Company Documents; data as of or for the three months ended 9/30/24 Note: Nonperforming assets defined as nonaccrual loans and OREO; core deposits defined as total deposits less jumbo time deposits greater than $250,000

History of Growth

1881	• Bank of Clarke opened for business
1991	• Eagle Financial Services, Inc. was incorporated
1992	• First expansion out of Clarke County and into Winchester City, VA and Frederick County, VA markets
2011	• Opened branch in Loudoun County, VA
2015	• Expanded footprint in Northern Virginia: opened branch in Leesburg, VA and in Ashburn, VA
2019	• Brandon Lorey began role as President and CEO of Eagle Financial Services, Inc.
2020	• LaVictoire Finance began operating under EFSI, offering high-end marine financing for maritime customers • Opened LPO in McLean, VA
2021	• Opened LPO in Frederick, MD • Hired SBA, Government Contracting, and mortgage teams to expand lending offerings
2022	• Raised $30 million of subordinated debt • Hired a team of trust and wealth management professionals and opened a branch in Warrenton, VA
2023	• Sold LaVictoire Finance to Axos Financial

2012 → 2024



MARYLAND
Baltimore
Annapolis
Winchester
Berryville
WASHINGTON DC
Arlington
81
95
VIRGINIA
EFSI Branches (12)



MARYLAND
Baltimore
Annapolis
Winchester
Berryville
WASHINGTON DC
Arlington
81
95
VIRGINIA
EFSI Branches (13)
EFSI LPO (2)

History of Asset Growth



CAGR: 14%
$700
$766
$800
$877
$1,130
$1,303
$1,617
$1,826
$1,882
2016
2017
2018
2019
2020
2021
2022
2023
Q3 '24

Dollars in millions
Source: Company documents; annual data as 12/31 each year ended; quarterly data as of each quarter ended

6

Experienced Leadership Team Attractive Markets of Operation Deep management team with notable community and regional banking experience in the Mid Atlantic Insider ownership of 12% aligns shareholder interest with day-to-day decision making Operate in 2 of the top 10 highest household income counties in the United States Leverage funding base in legacy markets with robust lending opportunities in the high growth Virginia counties Disciplined Organic Growth Organic growth focus by attracting and retaining elite banking professionals Peer leading growth with a 16% asset CAGR since 2018 Investment Highlights Experienced Leadership Team Attractive Markets of Operation Disciplined Organic Growth Diversified Loan Portfolio Scalable Operating Model Attractive Core Deposit Franchise Diversified Loan Portfolio Scalable Operating Model Attractive Core Deposit Franchise 92% core deposit funded as of 9/30/24 with a 2.22% Q3 ’24 cost of total deposits 27% non interest-bearing deposits vs 22% for peers Commercial lending strategy with a focus on generating deposits from borrowers $305M in loan originations in 2023; $181M YTD 2024 Invested in technology, infrastructure and people for future growth and profitability enhancement Operating leverage will be realized with further scale Source: Company Documents, US Census; Data as of 9/30/24 Note: Peer group includes major-exchange traded banks between $1B - $5B in total assets, headquartered in VA, WV, MD, and Washington D.C., excludes merger targets; core deposits defined as total deposits less jumbo time deposits greater than $250,000

Management Team & Board of Directors

Seasoned Management Team



Brandon Lorey
President, Chief Executive Officer & Director
Age: 55
Years in Banking: 34
EFSI Experience: 5



Kathleen Chappell
Executive VP and Chief Financial Officer
Age: 57
Years in Banking: 34
EFSI Experience: 15



Joe Zmitrovich
President of Bank of Clarke and Chief Banking Officer
Age: 54
Years in Banking: 31
EFSI Experience: 8



Kaley Crosen
Executive VP and Chief Human Resources Officer
Age: 58
Years in Banking: 25
EFSI Experience: 25



Aaron Poffinberger
Executive VP and Chief Operating Officer
Age: 42
Years in Banking: 20
EFSI Experience: 9



James George II
Executive VP and Chief Credit Officer
Age: 63
Years in Banking: 41
EFSI Experience: 9

Experienced and Balanced Board

Board Member (Age)	Years on Board	Experience
Thomas T. Gilpin (71) *Chairman*	38 Years	President, Lenoir Company
Robert W. Smalley, Jr. (72) *Vice Chairman*	35 Years	President, Smalley Package Co., Inc.
Cary C. Nelson (49) *Director*	6 Years	President, H. N. Funkhouser & Co.
Mary Bruce Glaize (68) *Director*	29 Years	Founder and Trustee Emerita of Volunteer Shenandoah Valley Discovery Museum
John R. Milleson (67) *Director*	25 Years	Retired President & CEO, EFSI & Bank of Clarke County
Douglas C. Rinker (64) *Director*	18 Years	Chairman & President, Winchester Equipment Co.
John D. Stokely, Jr. (71) *Director*	18 Years	Cavalier Land Development Corp.
Scott M. Hamberger (52) *Director*	8 Years	President & CEO, Integrus Holdings, Inc.
Brandon C. Lorey (55)* *Director*	5 Years	President and Chief Executive Officer of EFSI
Dr. Edward Hill III (59) *Director*	2 Years	Physician executive, entrepreneur, investor
Tatiana C. Matthews (67) *Director*	2 Years	Co-Founder, President, Chairman, The Matthews Group, Inc.

~12% Insider Ownership

- Denotes non-independent board member

8

Dominant Market Share in Our Core Markets Winchester, VA MSA Historical Growth in Winchester Deposits ($B) Loudoun County, VA EFSI 10-Year CAGR: 10% Source: S&P Capital IQ Pro; Deposit data as of 6/30/24 or as of 6/30 of each respective year Community banks defined as banks under $10B in assets Winchester MSA 10-Year CAGR represents the deposit growth in the Winchester MSA market for all banks from 2014 to 2024 11.3% Rank: 3 EFSI Deposit Market Share & Rank 13.9% Rank: 3 18.4% Rank: 2 Winchester MSA 10-Year CAGR: 5% (2)

Metro(1) vs. Community Markets Loans and Deposits by Market Loans Deposits Current Balances by Market Dollars in millions Source: Company documents, US Census; data as of 12/31 each year ended and as of the three months ended 9/30/24 Metro defined as a county with a population of over 250,000 at 2025 census estimates $226M of Marine Finance loans, $218M of Mortgage loans, $20M of Government loans, and $4M of BHG loans $567 $519 Metro Markets Community Markets Metro Markets Community Markets $997 (2) $1,547

Strategic Objectives Maintain focus on strong, profitable organic growth without compromising credit quality Identify areas to expand non-interest income Increase utilization of technology to drive revenue and lower expenses Increase operating revenue, maximize operating earnings, grow tangible book value Expand into new markets by hiring top-tier commercial bankers Defend our cost of funds and further grow our core deposit franchise Invest in our people and systems to improve the customer experience and preserve the “customer first” value system Growth-Focused, high-performing bank to create value for our shareholders, customers, and employees Be the employer of choice in the communities we serve Provide a premier digital experience across all products and services Be the market leader for commercial and small businesses in the markets we serve Evaluate strategic acquisition opportunities Prudently manage capital between balance sheet growth and return to shareholders Near Term 2024 - 2025 Long Term 2026 and beyond

2. Detailed Financial Review

Gross Loans ($M) Balance Sheet Growth Total Assets ($M) Total Deposits ($M) Source: Company documents; annual data as of 12/31 each year ended; quarterly data as of 9/30/24 CAGR: 16% CAGR: 17% CAGR: 15%

Demand Deposit CAGR: 9% Core Deposit Portfolio Cost of Deposits (%) Deposit Composition Over Time($M) Deposit Composition Core deposits continue to fuel our organic loan growth strategy Continued focus on commercial deposits; recently expanded treasury management product suite Bankers are incentivized to grow core deposits Minimal dependence on brokered deposits 4.0% Source: Company documents; annual data as of 12/31 each year ended; quarterly data as of or for the three months ended each period Note: Jumbo time deposits defined as all time deposits greater than $250,000 Previous rate cycle interest bearing deposit beta defined as the change in cost of interest bearing deposits divided by the change in upper fed funds target range between 12/13/16 and 7/31/19; tightening cycle interest bearing deposit beta defined as the change in cost of interest bearing deposits divided by the change in upper fed funds target range between and 3/31/22 and 9/30/24 $703 $772 $1,013 $1,177 $1,264 Deposit CAGR: 15% Q3 ’24 Cost of Deposits: 2.22% Q3 ’24 Total Deposits: $1.5B Previous Rate Cycle IB Deposit Beta: 37.5% (1) Tightening Cycle IB Deposit Beta: 56.4% (1) $1,506 $1,546

Loan Portfolio Loan Composition 2018 Q3 ‘24 C&D: 57% CRE: 207% C&D: 47% CRE: 244% Continued focus on providing credit to small and medium sized businesses No Shared National Credit Exposure and limited exposure to purchased and participated loans 14 commercial bankers throughout our footprint Continue to build out SBA, mortgage, government contracting, and marine finance lending verticals Loan Originations ($M) Dollars in millions Source: Company documents; annual data as of 12/31 each year ended; Q3 ’24 as of 9/30/24; CRE & C&D ratios bank level Number of Lenders (1) 10 8 12 16 15 $472 $619 $766 $195 $177 $446 16 14 $181

Loan Portfolio Detail Commercial and Industrial Loans (%) Investment Commercial Real Estate (%) Commercial Loans / Total Loans: 17.09% Largest Commercial Loan: $9.3M Real Estate Loans / Total Loans: 24.2% Largest CRE Loan Size: $12.8M Source: Company documents; data as of 9/30/24 Note: Commercial and industrial loans include commercial and industrial and owner occupied commercial real estate; commercial real estate loans include non owner occupied commercial real estate and multifamily loans

Asset Quality Nonperforming Assets by Type ($M) Reserves / Loans (%) (0.05%) 0.18% (0.09%) (0.02%) (0.05%) Comprehensive and conservative underwriting process Highly experienced bankers incentivized with equity ownership Commitment to a diverse loan portfolio while maintaining strong asset quality metrics Proactive approach to managing problem credits CECL was implemented on 1/1/23 with an additional one-time reserve of $2.1M Source: Company documents; annual data as of 12/31 each year ended; quarterly data as of 9/30/24 Note: TDRs not included in NPAs balance $2.2 $2.4 $5.4 $2.7 $2.3 NCOs / Avg. Loans $6.0 0.03% $2.4 0.34%

Securities Portfolio Securities Portfolio Composition Maturity Schedule ($000s) Securities Portfolio Attributes Weighted average life of 5.8 years, and effective duration of 4.14 years Weighted average book yield of 1.88% Source: Company documents; data as of 9/30/24; historical data as of 12/31 each year ended Obligations of U.S. Government corporations and agencies including treasury notes Mortgage-backed securities Obligations of states and political subdivisions Subordinated debt of corporations and small businesses $146,318 $163,181 $160,827 $192,539 $160,251 $148,327 (1) (2) (3) (4) $172,559

Yield and Cost Analysis Source: Company documents; annual data for the twelve months ended ended each year; quarterly data for the three months ended each quarter (1) Yield on cash calculated as yield on balances in depository institutions (1)

Annualized $17.4 Noninterest Income Highlights Historical Fee Income Sources ($M) Diversified Revenue Sources Recent expansion of Wealth Management division with several new hires in 2021 and 2022 11 professionals dedicated to Wealth Management services Investment Management Personal Managed Portfolios Institutional Managed Portfolios Trust services and estate planning Investments in Bank Owned Life Insurance in 2022 ($24M) and 2023 ($30M) SBA lending team hired in February 2022 Secondary mortgage department built out in 2020 and began selling loans Q2 2021 Wealth Assets Under Management ($M) Source: Company documents; annual data as of or for the year ended each period; quarterly data as of or for the three months ended 9/30/24 Note: Other fee income includes gain (loss) on sale of AFS securities, gain (loss) on sale of bank premises and equipment, and other operating income 2021 gain on sale of loans includes $1.0M of marine loans and $636k of mortgage loans 2022 gain on sale of loans includes $557k of marine loans, $840k of marine LSRs, $303k of mortgage loans, and $175k of SBA loans $6.9 $7.8 $8.6 $11.3 (1) $13.3 (2) (1) $13.0 $14.7

Consistent Profitability Metrics Return on Average Assets (ROAA)(%) NII / AA and NIE / AA (%) Return on Average Tangible Common Equity (ROATCE) (%) Efficiency Ratio (%) NII / Revenue 18.9% 19.6% 18.1% 21.6% 22.3% Source: Company documents; annual data as of 12/31 each year ended; quarterly data as of the three months ended 9/30/24 21.9% 22.1% 23.3% 28.9%

Earnings, Book Value and Dividends Earnings per Share ($) Net Income ($M) Dividend per Share ($) Tangible Book Value per Share ($) Source: Company documents; annual data as of or for the twelve months ended each period; quarterly data as of or for the three months ended 9/30/24 Metric shown on an annualized basis CAGR: 4%(1) TBVPS ex. AOCI CAGR: 3% $37.26 CAGR ex. AOCI: 5% EPS CAGR: 4%(1) $1.20 (1)

Bank Level Leverage Ratio (%) Tangible Common Equity / Tangible Assets (%) Capital Ratios CET1 Ratio (%) Total Risk-Based Capital Ratio (%) Source: Company documents; data as of 12/31 each year ended; quarterly data as of 9/30/24 (1) See appendix for reconciliation of non-GAAP metrics (1)

3. Appendix

Funding and Sources of Liquidity Source: Company documents; data as of 9/30/24 $709k cash at the holding company as of September 30, 2024 Dividend capacity from the bank to the holding company of $28.2M as of September 30, 2024 Unused lines of credit to purchase federal funds from correspondent banks totaling $78M $94M remaining credit availability at FHLB as of September 30, 2024 Total lendable collateral value pledged of $350M at September 30, 2024 No holding company lines of credit or revolving lines 12% total wholesale borrowings to total assets ratio as of September 30, 2024; policy threshold is 25% 3% total brokered deposits to total assets ratio as of September 30, 2024; policy threshold is 10%

Loan Concentration Ratios Bank CRE Ratio Over time (%) Bank C&D Ratio Over time (%) Source: Company documents; annual data as of 12/31 each year ended; quarterly data as of 9/30/24

Historical Financials Source: Company documents Dollars in millions (1) See appendix for reconciliation of non-GAAP metrics

Non-GAAP Reconciliation